Investor Presentation JANUARY 2025

Forward Looking Statements INVESTOR PRESENTATION This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding: the Company’s ability to execute its strategy and drive growth and value creation; the Company’s long-term goals, principles, philosophies strategies and priorities; the Company’s ability to build its brand, grow its customer base, and increase margins; the Company’s plan to achieve its goals; the Company’s ability to capitalize on strengths, simplify approach and drive profitability; the ability of Company strategy to drive higher quality sales and enhanced gross margins and more efficient inventory; the Company’s ability to create more compelling customer journeys, continuously refresh its assortment with new styles, fabrics and colors and leverage data and analytics to support the execution of Company strategy; customer loyalty; digitally-native culture and approach; the Company’s conversion rate; product durability; the Company’s ability to meet its customers where they are and serve the whole family; increased reach and profitability resulting from an asset-light model; the ability of licensing to grow customer reach, maximize profitability with low capital investment and broaden reach with new categories; Company ability to develop products that are unique and bring quality service, value and innovation; and the ability of Lands’ End Outfitters to engage customers, deliver high quality uniform solutions and drive shareholder value. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the Company may be unsuccessful in implementing its strategies or the strategies may not have their expected impact, global supply chain challenges and their impact on inbound transportation costs and delays in receiving product; disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company’s ability to obtain additional financing on commercially acceptable terms or at all, including, the condition of the lending and debt markets; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology; failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; failure to adequately protect against cybersecurity threats or maintain the security and privacy of customer, employee or company information and the impact of cybersecurity events on the Company; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; natural disasters, political crises or other catastrophic events; the adverse effect on the Company’s reputation if its independent vendors or licensees do not use ethical business practices or comply with contractual obligations, applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the stock repurchase program may not be executed to the full extent within its duration due to business or market conditions or Company credit facility limitations; the ability of the Company’s principal stockholders to exert substantial influence over the Company; and other risks, uncertainties and factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2024. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

Our B2C business reaches and engages with consumers where they are in the U.S. and internationally: Online via LandsEnd.com Online through Nordstrom, Macy’s, Target, Amazon, Kohl’s Physical presence in Club and Retail stores INVESTOR PRESENTATION Our B2B business, Lands’ End Outfitters, provides brand enhancing apparel and uniforms to businesses and schools of all sizes, including: National accounts Small and mid-size businesses 5,000+ schools across the US Lands’ End is an iconic American brand that’s ready for life’s every journey. We are executing our solutions-based, customer-centric strategy designed to drive growth and value creation across our B2C and B2B businesses.

4 Lands’ End, Inc. How We Work Approach OUR PLAN TO ACHIEVE OUR GOALS Customer First Focus Talent Trust & Respect Speed Vision OUR LONG-TERM GOAL Be the Innovative, Solutions Brand for Life’s Every Journey Principles of Doing Business OUR CORE PHILOSOPHIES - AS PEOPLE & AS A BRAND Obsess Over Our Customer Ensure Quality Champion Innovation, Always Strategy OUR PRIORITIES TO REACH OUR POTENTIAL Build the Brand Grow Our Customer Base Build Relationships Act With Integrity Increase Margins INVESTOR PRESENTATION

Our Three Strategic Pillars to Build the Lands’ End Brand INVESTOR PRESENTATION We are capitalizing on our strengths, simplifying our approach and driving enhanced profitability. PRODUCT DIGITAL CUSTOMER* Swimwear Leading Market Share Outerwear Leading Market Share Bottoms Loyalty Builder School/Business Uniforms Recurring Revenue 95% of our business is done online. We are leveraging data and analytics to support the execution of our strategy. Our conversion rate is consistently higher than apparel industry norms. Our solutions-focused merchandising strategy is driving higher quality sales resulting in enhanced gross margins and more efficient inventory across key items, categories and franchises: We are creating more compelling journeys geared toward our targeted key customer cohorts to drive higher quality sales with more productive inventories. Our lower inventory levels provide flexibility to continuously refresh our assortment with new styles, fabrics and colors. We lead with a digitally-native culture and approach. Loyal ~20 yr Tenure Customer 20%+ Increase in New to File Customers New Customers >10 yrs younger * Customer metrics as of Fiscal 3Q24.

Our Promise As we’ve evolved, our promise has endured and continues to guide us forward. We exist to help our customers be: Ready for Life’s Every Journey We make sure you're prepared for anything—so you can ready, set, go. Built to last with timeless style. Durable, classic, and trusted for the long-haul. Versatile, adaptable, and made for the whole family. We go the distance every time. TM INVESTOR PRESENTATION

Women 37% Men 20% Swim 17% Home 9% Outerwear 14% Accessories 3% US eCommerce 63% Retail 3% Outfitters 16% Third Party 10% Licensing, Nordstrom, Macy’s, Target, Amazon, and others International eCommerce 8% * All figures based on performance from Q4 2023 through Q3 2024. US eCommerce excludes sales of kids and footwear products which have been transitioned to licensing arrangements. Revenue by Business Unit * US eCommerce Product Split * Our Business We meet our customers where they are and serve the whole family. INVESTOR PRESENTATION 7

Focused on asset-light model for increased reach and profitability. Marketplaces Expanded digital footprint and higher inventory utilization. Approximately 70% of marketplace customers new- to-brand. Licensing Grow Customer reach across 1000s of physical doors driving profitability with low capital investment. Broaden reach with new categories, for example, jewelry, luggage, and health and beauty. INVESTOR PRESENTATION

INVESTOR PRESENTATION We Build Brands With decades of experience in the uniform business, we are experts in outfitting, providing safe, stylish and functional uniforms. We Go to the Ends of the Earth As direct merchants our reach is truly global, allowing us to develop products that are unique to our client’s brand. Quality. Service. Value. These Three Words Define Everything We Do We bring quality to our products, and service, value and innovation to our clients.

150,000 accounts currently partnering with Lands’ End across the US with 24,000 unique online storefronts that purchase over 2 million units annually. Focus on business uniforms and other customized, company-branded goods. Small & Mid-sized Businesses Collaborating with large businesses to deliver high quality uniform solutions under multi-year contracts. National Accounts 5,000+ schools currently partnering with Lands’ End across the US. 300K+ unique households serviced. Full range of school uniform items available. School Uniform Our transformative, customer-centric approach in Lands’ End Outfitters better engages current and prospective customers of all sizes. Differentiation with B2B Offering INVESTOR PRESENTATION

World- Class Service Dedicated customer support team Product Safety 300+ employees dedicated to sourcing and product testing Digital Ordering Solutions Customized storefronts that meet the needs of dynamic businesses The Lands’ End Outfitters Difference We drive shareholder value through: Multi-year contracts High switching costs Higher customer touch points Custom Product Design Unique apparel and other products custom- designed for our client’s brand INVESTOR PRESENTATION High entry barriers

$81M Adjusted EBITDA $(21)M Net Loss $3M Adjusted Net Income FY 2023 TTM* $1.56B Total $167M International eCommerce $956M US eCommerce $48M Retail $119M Third Party $266M Outfitters $1.47B Total $113M International eCommerce $930M US eCommerce $48M Retail $112M Third Party $270M Outfitters $71M Adjusted EBITDA $(13)M Net Loss $(8)M Adjusted Net Loss $84M Adjusted EBITDA Historical Profitability Performance Financial Profile Historical Revenue Performance $(131)M Net Loss $(5)M Adjusted Net Loss FY 2022 FY 2023 TTM* *TTM represents Q4 2023 through Q3 2024. GMV is the total order value of all Lands’ End branded merchandise sold to customers through our B2C and B2B channels, as well as the retail value of the merchandise sold through third party distribution channels. FY 2022 $111M International eCommerce $911M US eCommerce $47M Retail $134M Third Party $233M Outfitters INVESTOR PRESENTATION 12 2023 includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price. See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). Mid-Single Digits Gross Merchandise Value (“GMV”) YOY % Change $1.44B Total

Third Quarter Financial Profile 2022 2023 2024 $319M $422M $336M 2022 2023 Historical Profitability Performance 2024 $565M $325M $371M Historical Gross Profit and Gross Margin $148M $153M $161M 2022 2023 2024 $17M Adjusted EBITDA Historical Inventory End of Period Balances $17M Adjusted EBITDA $20M Adjusted EBITDA 40.0% 47.0% 50.6% 2022 2023 $(112)M Net Loss $(4)M Adjusted Net Loss 2024 2023 includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price. See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). 13 $(1)M Net Loss $2M Adjusted Net Income $(5)M Net Loss $(2)M Adjusted Net Loss INVESTOR PRESENTATION Historical Revenue Performance Low-Double Digits Gross Merchandise Value (“GMV”) YOY % Change

Year-to-Date* Financial Profile 2022 2023 2024 $422M $336M 2024 $565M $958M $1,026M Historical Gross Profit and Gross Margin 2022 2023 2024 $46M Adjusted EBITDA *YTD represents performance through the fiscal third quarter Includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price. See Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Loss to Net Income/(Loss). $49M Adjusted EBITDA $422M $430M $452M $(9)M Net Loss 49.1% 44.9% 41.1% 2022 $(6)M Adjusted Net Loss 2023 14 2022 2023 Historical Profitability Performance $53M Adjusted EBITDA Historical Inventory End of Period Balances $(12)M Net Loss $(5)M Adjusted Net Loss $(122)M Net Loss $(13)M Adjusted Net Loss 2024 INVESTOR PRESENTATION Historical Revenue Performance Low-Single Digits Gross Merchandise Value (“GMV”) YOY % Change $921M

Appendix INVESTOR PRESENTATION

16 Full Year Reconciliation of Non-GAAP Measures (in millions) FY 2022 FY 2023 TTM 2024 Net Income/ (loss) $(12.5) $(130.7) $(20.9) Taxes (2.1) (1.1) (7.0) Interest 39.8 48.3 43.4 Depreciation 38.7 38.5 35.9 Goodwill & Long-Lived Asset Impairment 0.5 106.7 3.8 Other Adjustments 6.2 22.7 25.5 Adjusted EBITDA $70.5 $84.3 $80.6 (in millions) FY 2022 FY 2023 TTM 2024 Net Income/ (loss) $(12.5) $(130.7) $(20.9) Goodwill & Long-Lived Asset Impairment 0.5 106.7 3.8 Exit Costs for Licensed Products - 9.3 10.0 Corporate Restructuring - 7.3 9.1 Loss on Extinguishment of Debt - 6.7 6.7 Lands’ End Japan Closure 6.1 0.2 (0.3) Tax Effects on Adjustments (1.7) (3.8) (5.5) Adjusted Net Income/ (loss) $(7.7) $(4.8) $2.9 TTM represents Q4 2023 through Q3 2024. 2023 includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price. INVESTOR PRESENTATION

Third Quarter Reconciliation of Non-GAAP Measures (in millions) 3Q 2022 3Q 2023 3Q 2024 Net Income/ (loss) $(4.7) $(112.4) $(0.6) Taxes (3.6) (0.5) (0.7) Interest 10.8 11.7 10.3 Depreciation 9.8 9.6 8.2 Goodwill & Long-Lived Asset Impairment 0.1 106.7 1.0 Other Adjustments 4.3 2.2 2.2 Adjusted EBITDA $16.7 $17.3 $20.3 (in millions) 3Q 2022 3Q 2023 3Q 2024 Net Income/ (loss) $(4.7) $(112.4) $(0.6) Goodwill & Long-Lived Asset Impairment 0.1 106.7 1.0 Corporate Restructuring - 2.3 1.8 Lands’ End Japan Closure 3.9 - - Tax Effects on Adjustments (1.0) (0.2) (0.4) Adjusted Net Income/ (loss) $(1.7) $(3.6) $1.8 INVESTOR PRESENTATION 17 2023 includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price.

Year-to-Date* Reconciliation of Non-GAAP Measures (in millions) YTD 2022 YTD 2023 YTD 2024 Net Income/ (loss) $(9.2) $(122.1) $(12.3) Taxes (6.3) 1.0 (4.9) Interest 27.8 36.0 31.0 Depreciation 29.2 28.4 25.9 Goodwill & Long-Lived Asset Impairment 0.1 106.7 3.8 Other Adjustments 4.8 2.6 5.4 Adjusted EBITDA $46.3 $52.6 $48.9 (in millions) YTD 2022 YTD 2023 YTD 2024 Net Income/ (loss) $(9.2) $(122.1) $(12.3) Goodwill & Long-Lived Asset Impairment 0.1 106.7 3.8 Exit Costs for Licensed Products - - 0.7 Corporate Restructuring - 2.7 4.5 Lands’ End Japan Closure 3.9 0.1 - Tax Effects on Adjustments (1.0) (0.2) (1.8) Adjusted Net Income/ (loss) $(6.2) $(12.8) $(5.1) INVESTOR PRESENTATION 18 *YTD represents performance through the fiscal third quarter and includes $107M impairment of goodwill in 3Q FY23 due to the decline of the stock price.